Exhibit 21

                              LIST OF SUBSIDIARIES

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Subsidiaries of Phibro Animal Health Corporation                                Jurisdiction of Organization
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
C P Chemicals, Inc.                                                             New Jersey
Ferro Metal and Chemical Corporation Limited                                    U.K.
Koffolk (1949), Ltd.                                                            Israel
Odda Holdings AS                                                                Norway
Prince Agriproducts, Inc.                                                       Delaware
Western Magnesium Corp.                                                         California
Phibro Chemicals, Inc.                                                          New York
Phibrochem, Inc.                                                                New Jersey
Phibro Animal Health Holdings, Inc.                                             Delaware
Prince MFG, LLC                                                                 Delaware

Subisidiaries of Phibro Animal Health Holdings, Inc.                            Jurisdiction of Organization
----------------------------------------------------                            ----------------------------
Phibro Animal Health U.S., Inc.                                                 Delaware
Philibro Animal Health de Argentina S.R.L                                       Argentina
Phibro Animal Health Pty Limited                                                Australia
Phibro Animal Health Ltd                                                        Canada
Philipp Brothers Animal Health Holdings, Inc. Chile Limitada                    Chile
Phibro Animal Health de Costa Rica Ltda                                         Costa Rica
Phibro Corporation Limited                                                      Hong Kong/China
Phibro Japan Company Limited                                                    Japan
Phibro Corporation (M) Sdn Bhd                                                  Malaysia
PB Animal Health de Mexico S. de R.L. de C.V                                    Mexico
Phibro Animal Health (Proprietary) Limited                                      South Africa
Philibro Animal Health de Venezuela S.R.L                                       Venezuela
PAH Management Company Limited                                                  U.K.
Philipp Brothers Netherlands I B.V                                              The Netherlands

Subsidiaries of Philipp Brothers Netherlands I B.V                              Jurisdiction of Organization
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Philipp Brothers Netherlands II B.V                                             The Netherlands

Subsidiaries of Philipp Brothers Netherlands II B.V                             Jurisdiction of Organization
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Philipp Brothers Netherlands III B.V                                            The Netherlands
Phibro Saude Animal International Ltda                                          Brazil

Subsidiaries of Philipp Brothers Netherlands III B.V                            Jurisdiction of Organization
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Phibro Animal Health SA                                                         Belgium

Subsidiaries of C P Chemicals, Inc.                                             Jurisdiction of Organization
-----------------------------------                                             ----------------------------
Phibro-Tech, Inc.                                                               Delaware

Subsidiaries of Phibro-Tech, Inc.                                               Jurisdiction of Organization
---------------------------------                                               ----------------------------
L.C. Holdings S.A.                                                              France
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Subsidiaries of L.C. Holdings S.A                                               Jurisdiction of Organization
---------------------------------                                               ----------------------------
La Cornubia S.A                                                                 France

Subsidiaries of Koffolk (1949) Ltd.                                             Jurisdiction of Organization
-----------------------------------                                             ----------------------------
Koffimex Ltd.                                                                   Israel
Planalquimica Industrial Ltda                                                   Brazil
Wychem Limited                                                                  U.K.
Agrozan, Ltd.                                                                   Israel

Subsidiaries of Ferro Metal and Chemical Corporation Limited                    Jurisdiction of Organization
------------------------------------------------------------                    ----------------------------
D.G. Bennett Chemicals Limited                                                  U.K
Ferro Metal and Chemical Company Limited                                        U.K.

Subsidiaries of Odda Holdings AS                                                Jurisdiction of Organization
--------------------------------                                                ----------------------------
Odda Smelteverk AS                                                              Norway
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